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                                  EXHIBIT 10.2






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                        FIFTH AMENDMENT TO LOAN AGREEMENT

         This Fifth Amendment to Loan Agreement (the "Fifth Amendment") is made by and among Safety 1st, Inc. ("Safety 1st"), a Massachusetts corporation with offices at 210 Boylston Street, Chestnut Hill, Massachusetts; Safety 1st (Europe) Limited ("Safety Europe"), a limited liability company organized under the laws of the United Kingdom, 3232301 Canada, Inc. ("3232301"), a corporation organized under the federal laws of Canada; Safety 1st Home Products Canada, Inc. ("Safety Canada"), a corporation organized under the federal laws of Canada; Safety 1st International, Inc. ("Safety International"), a corporation organized under the laws of the U.S. Virgin Islands; and Fleet National Bank ("Fleet" or the "Agent"), a banking corporation organized under the laws of the United States; The First National Bank of Boston ("Bank of Boston"), a banking corporation organized under the laws of the United States; and USTrust ("UST"), a Massachusetts trust company (collectively "the Banks"). Safety 1st, Safety Europe, 3232301, Safety Canada and Safety International are sometimes collectively hereinafter referred to as "the Borrowers".

                                   WITNESSETH:

         WHEREAS, the Banks and the Borrowers have entered into a certain loan arrangement (the "Loan Arrangement") which Loan Arrangement is evidenced by, among other documents and instruments, that certain Loan Agreement dated as of March 28, 1996, as amended by that certain Amendment to Loan Agreement dated April 19, 1996, that certain Amendment to Loan Agreement dated May 10, 1996, that certain Third Amendment to Loan Agreement dated as of October 18, 1996 and that certain Fourth Amendment to Loan Agreement dated as of November 29, 1996

(collectively, as same may be further amended, modified, supplemented or restated from time to time, the "Loan Agreement") wherein the Banks agreed to make certain loans to the Borrowers; and

         WHEREAS, Michael Lerner ("Lerner") has executed and delivered a certain Limited Guaranty and a certain Third Party Pledge Agreement each dated as of August 2, 1996, as each has been amended, wherein, subject to the terms of the Limited Guaranty, Lerner guarantied the Obligations of the Borrowers to the Banks and pledged certain collateral as security therefor; and

         WHEREAS, the Banks and the Borrowers have agreed to amend the Loan Agreement as set forth herein:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Banks and the Borrowers hereby agree that the Loan Agreement shall be amended as follows terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement):

         1. The definition of "Net Outstanding Amount of Base Accounts" is hereby amended by adding the following text at the end thereof:

                  "; provided, however, that on December 6, 1996, the Net Outstanding Amount of Base Accounts shall be increased up to a maximum amount of $775,000.00 in Accounts Receivable arising from bulk sales or other dispositions of inventory outside the ordinary course. This increase in the Net Outstanding Amount of Base Accounts shall thereafter decrease on a dollar for dollar basis for each amount due the Banks under section 5.32(a) as a result of receipt of proceeds from bulk sales of inventory or other dispositions of inventory outside the ordinary course. Notwithstanding the



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                  provisions of section 5.32, the first proceeds received under section 5.32(a) shall be utilized to repay the Revolving Loans made pursuant to the increase in Net Outstanding Amount of Base Accounts (and accordingly reduce the permitted increase in Net Outstanding Amount of Base Accounts provided for hereunder) as set forth in the immediately preceding sentence. No further value will be recognized in the Net Outstanding Amount of Base Accounts from Accounts Receivable arising from bulk sales or other dispositions of inventory outside the ordinary course once proceeds have been received in amount equal to the increase in Net Outstanding Amount of Base Accounts provided for herein."

         2. The definition of Working Capital is hereby deleted in its entirety and shall be replaced by the following:

         "Working Capital" shall mean the aggregate of the Borrowers' (i) cash,
         (ii) Inventory and (iii) Accounts Receivable, less (iv) current liabilities, including the Loans, but excluding the notes payable (including accrued interest) to the sellers in connection with the acquisition of Safety 1st (Europe) Limited and Orleans Juvenile Products Inc.

         3. As a condition precedent to the Banks' agreement to enter into this Amendment, Lerner has agreed to execute (i) a Third Amendment to Limited Guaranty wherein Lerner's liability under the Limited Guaranty executed by Lerner dated August 2, 1996 of the obligations of the Borrowers to the Bank shall be increased to $10,500,000.00, and (ii) a certain Third Amendment to Third Party Pledge Agreement wherein the value of the securities pledged by Lerner to secure the guaranty shall be increased to $10,500,000.00.



                                        3


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         4.       The Banks hereby waive:

         (a) compliance under section 5.31 at September 30, 1996, October 31, 1996 and November 30, 1996;

         (b) any rights in connection with the inadvertent inclusion of certain accounts receivable on the Borrowing Base Report submitted to the Banks.

Nothing contained herein shall constitute a waiver of any Events of Default which may hereafter arise, or are unknown to the Bank as of the date hereof, nor a waiver of any of the Banks' rights and remedies in connection therewith, all of which remain in full force and effect.

         5. The provisions of section 2.1.3 of the Loan Agreement are hereby modified to provide that, notwithstanding any provision contained therein, the maximum amount available to be borrowed as Revolver Cushion Loans shall be $1,000,000.00.

         6. Section 5.22 of the Loan Agreement is hereby modified to provide that the required ratio thereunder for the month ending November 30, 1996 shall be 2.35 to 1.0. The original terms of the covenant shall govern for all other testing periods.

         7. Section 5.23 of the Loan Agreement is hereby modified to provide that the required Consolidated Tangible Net Worth thereunder for the month ending November 30, 1996 shall be $27,300,000.00. The original terms of the covenant shall govern for all other testing periods.

         8. Section 5.25 of the Loan Agreement is hereby modified to provide that the required ratio thereunder for the three month period ending November 30, 1996 shall be -3.5 to 1.0. The original terms of the covenant shall govern for all other testing periods.



                                        4


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         9.       Section 5.30 of the Loan Agreement is hereby modified to
provide that the required consolidated EBITDA thereunder for the three month period ending November 30, 1996 shall be - $600,000.00. The original terms of the covenant shall govern for all other testing periods.

         10. In connection with the warrants issued by Safety 1st to the Banks pursuant to paragraph 39(b) of the Third Amendment to Loan Agreement dated October 18, 1996 (the "Third Amendment"), Safety 1st acknowledges and agrees that the Banks shall have the unilateral right after December 31, 1996, subject to the second sentence hereof, to receive a $250,000.00 fee from Safety 1st upon receipt of which fee the Banks shall return the warrants or any shares received under the warrants to Safety 1st. In the event Safety 1st shall have previously paid the $250,000.00 fee to the Banks required under paragraph 39 of the Third Amendment, the Banks shall have no ability to request the fee set forth hereinabove.

         11. Except as expressly modified by this Amendment, all of the terms, conditions and provisions of the Loan Agreement remain in full force and effect and are expressly ratified and confirmed by the Borrowers and the Banks. The Borrowers and the Banks hereby acknowledge and agree that the Forbearance Agreement is hereby deemed terminated and of no further force and effect.

         12. The Borrowers and Lerner (and their successors and assigns) hereby release, waive and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them may have or might assert now or in the future, against the Banks, their officers, directors, employees, agents, attorneys and accountants, directly or indirectly, arising out of, based upon, or in any manner connected with, (i) any transaction, event, action, failure to act or occurrence of any sort or type, whether known or unknown, which



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existed, occurred or was taken, permitted or begun prior to the execution of this Amendment relating to or arising from the Loan Arrangement; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the Borrowers' and Lerner's respective Obligations prior to the execution of this Amendment; or (iii) any thing or matter prior to the execution of this Amendment related to any of the foregoing.

         13. As of the date hereof, the Borrowers and Lerner represent and warrant that they have no offsets, claims, or other defenses to payment of full of their obligations to the Banks relating to or arising from the Loan Arrangement, and reaffirm that all of the representations and warranties made by them in the Loan Documents remain true and correct. Without limiting the foregoing, the Borrowers specifically warrant and represent there has been no occurrence of litigation or other activity of the nature set forth in Section
5.14 of the Loan Agreement which would require notification from the Borrowers to the Bank.

         14. The Borrowers shall take such actions, and execute and deliver to the Banks such documents and agreements as the Banks may require to evidence the agreements contained herein to confirm all Collateral granted to the Banks for the Obligations, and the Banks shall take such actions and execute and deliver such documents and agreements as may be required to evidence their agreements contained herein.

         15. This Amendment and the documents delivered in connection herewith represent the entire agreement among the parties with respect to the subject matter hereof, and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts as an agreement under seal.



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           WITNESS OUR HANDS AND SEALS THIS 6TH DAY OF DECEMBER, 1996.

                                       BORROWERS

                                       SAFETY 1ST, INC.


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, President


                                       SAFETY 1st (EUROPE) LIMITED


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, Director


                                   By:
                                       -----------------------------------------
                                       Michael Bernstein, Director

                                       SAFETY 1ST HOME PRODUCTS CANADA, INC.


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, President

                                       3232301 CANADA, INC.

                                   By:
                                       -----------------------------------------
                                       Michael Lerner, President

                                       SAFETY 1ST INTERNATIONAL, INC.


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, President



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                                       BANKS:

                                       FLEET NATIONAL BANK


                                   By:
                                       -----------------------------------------
                                       DEBORAH LAWRENCE, Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON


                                   By:
                                       -----------------------------------------
                                       PETER HALEY, Vice President


                                       USTRUST


                                   By:
                                       -----------------------------------------
                                       THOMAS J. BYRNE, Senior Vice President


                                       GUARANTOR:


                                       -----------------------------------------
                                       MICHAEL LERNER

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                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

           Then personally appeared the above-named, Michael Lerner, individually and as President of Safety 1st, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Safety 1st, Inc., before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

           Then personally appeared the above-named, Michael Lerner, the Director of Safety 1st (Europe) Limited, and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st (Europe) Limited, before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

           Then personally appeared the above-named, Michael Lerner, the President of Safety 1st Home Products Canada, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st Home Products Canada, Inc., before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

           Then personally appeared the above-named, Michael Lerner, the President of 3232301 Canada, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of 3232301 Canada, Inc., before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

           Then personally appeared the above-named, Michael Lerner, the President of Safety 1st International, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st International, Inc., before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    December __, 1996

           Then personally appeared the above-named Deborah Lawrence, the Vice President of Fleet National Bank, and acknowledged the foregoing instrument to be her free act and deed on behalf of Fleet National Bank, before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    December __, 1996

           Then personally appeared the above-named Peter Haley, the Vice President of The First National Bank of Boston, and acknowledged the foregoing instrument to be his free act and deed on behalf of The First National Bank of Boston, before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    December __, 1996

           Then personally appeared the above-named, Thomas J. Byrne, the Senior Vice President of USTrust, and acknowledged the foregoing instrument to be free act and deed on behalf of USTrust, before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires: